Annual Meeting of Shareholders
April 14, 2015
Please refer to earnings release dated January 21, 2015
and 10-K dated February 25, 2015 for further information,
including full results reported on a U.S. GAAP basis.
Exhibit 99.1
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2014 performance at a glance
Diluted Earnings Per Share
Strong long-term earnings growth
Nonperforming asset ratio
Problem assets at lowest
levels since before crisis
Tier 1 common ratio
2
ALLL / NPLs
Maintaining prudent reserve stance Solid capital ratios;
above targets and requirements
1 Includes dividends declared and share repurchases. 2013 is net of the issuance of shares valued at $398MM related to the
Series G preferred stock conversion on July 1, 2013. 2012, 2013, and 2014 also include repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
2 Non-GAAP measure; see Reg. G reconciliation in appendix.
Book value per share
Creating value and sustaining
momentum in results
Total payout ratio
1
~$1.1B

payout to common
shareholders in 2014
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2010 2011 2012 2013
2014
2010 2011 2012 2013
2014
2010 2011 2012 2013
2014
2010 2011 2012 2013
2014
2010 2011 2012 2013
2014
2010
2011
2012 2013
2014
$0.63
$1.18
$1.66
$2.02
$1.66
$13.06
$13.92
$15.10
$15.85
$17.35
6%
24%
63%
74%
76%
179%
157%
180%
211%
228%
2.79%
2.23%
1.49%
1.10%
0.82%
7.5%
9.4%
9.5%
9.5%
9.7%

ABOVE MARKET
GROWTH
TOP-TIER
EQUITY
RETURNS
SOUND RISK
MANAGEMENT
Where we focus
to create value for our shareholders
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Fifth Third Bank | All Rights Reserved
› Run core businesses to take share
› Deliver on our value proposition
› Expand markets we serve
› Thoughtful deployment of capital
› Manage to less volatile, more
sustainable earnings growth
› Continuous improvements in scale,
efficiency, and productivity
› Balanced business portfolio
› Balance sheet management
› Credit risk management
› Regulatory compliance

Operating environment update
› Tepid economic growth
› Regulation eliminates certain
businesses and constrains future
innovation
› Changing customer behavior
› Interest rates
› Fee regulation
› Compliance costs
› Capital and liquidity regulation
› Future regulatory uncertainty
› At a favorable point in the credit
cycle
ABOVE MARKET
GROWTH
TOP-TIER
EQUITY
RETURNS
SOUND RISK
MANAGEMENT
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Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANCORP

FITB
HBAN
COF
KEY
WFC
USB
CMA
PNC
STI
RF
BBT
MTB
ZION

Strong capital return to shareholders
2014 total payout yield (regional peers)
~$1.1 billion in capital returned to
common shareholders
$654MM common
stock repurchases
$427MM common
dividends declared
Increased common stock dividend
and continued active share repurchase program
Source: SNL Financial.
Total payout yield equals dividend yield plus shares repurchased ($) / reported market cap at 12/31/14.
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Fifth Third Bank | All Rights Reserved
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
2014 Payouts
($MM)
6.4%
6.2%
5.9%
5.9%
5.9%
4.9%
4.8%
4.6%
4.0%
3.7%
2.5%
2.2%
0.6%
0%
1%
2%
3%
4%
5%
6%
7%

Performance track-record
Total Shareholder Return
Fifth Third (FITB) vs. S&P Banks Index (BIX) and S&P 500 Index (SPX)
5 years
2009-2014
BIX
89%
FITB
130%
SPX
104%
1 The S&P Banks Composite is a capitalization-weighted index of all the stocks in the S&P 500 that are involved in the business of banking.
Source: Bloomberg; refer to 10-K dated February 25, 2015 for additional views of total shareholder return.
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Fifth Third Bank | All Rights Reserved
(10%)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
130%
140%
150%
160%
12/09 5/10 10/10 3/11 8/11 1/12 6/12 11/12 4/13 9/13 2/14 7/14 12/14
1

FIFTH THIRD BANCORP

NextJob

STAND UP TO CANCER™

ATTACKING FORECLOSURE AT ITS ROOTS
FIFTH THIRD
The Atlanta Journal-Constitution
Bank expands jobs program
WALL STREET JOURNAL
Bank Offers Job Help for Borrowers
AMERICAN BANKER
Fifth Third Focuses on Jobs in Effort to Stem Defaults
THE ENQUIRER
Cincinnati.Com
5/3 HELPS JOBLESS FIND WORK, KEEP HOME OWNERSHIP
Chicago Tribune
Connecting borrowers, jobs
JOB SEARCH

FIFTH THIRD BANK
life
53.com

Looking at banking differently
Homeowner Reemployment Program
• Directing donations toward cancer
research with every qualifying purchase
made using a Fifth Third SU2C debit or
credit card
• Fifth Third’s Financial Empowerment
Mobiles have been on the road since
2004 bringing valuable services to low-
and moderate-income community
members.
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Fifth Third Bank | All Rights Reserved
• First in the industry to offer job search
assistance to unemployed mortgage
borrowers
• Winner of BAI-Finacle Global Banking
Innovation Award in Societal and
Community Impact

FIFTH THIRD BANCORP

BARRON'S
RANKING
ELITE WEALTH
MANAGEMENT
FIRMS

SSBCI
State Small Business
Credit Initiative

EPA
GREEN
POWER
PARTNER

DISABILITY
MATTERS™
A SPRINGBOARD CONSULTING EVENT

Accolades
Fifth Third Private Bank ranked #25 on
list of top Wealth Management Firms
Fifth Third ranked third
nationally in the U.S. Treasury’s
SSBCI lending
Fifth Third Recognized as
Green Power Partner and
as a member of EPA’s
Green Power Leadership Club
2014 Disability Matters honoree,
presented by Springboard
Consulting LLC
Significant national and local recognition across diverse areas
Business Practices • Employment • Green Initiatives • Customer Service • Philanthropy
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© Fifth Third Bank | All Rights Reserved

Cautionary statement
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Fifth Third Bank | All Rights Reserved
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our
Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board
(FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2014 2013 2012 2011 2010
Total Bancorp shareholders' equity (U.S. GAAP) $15,626 $14,589 $13,716 $13,201 $14,051
Goodwill and certain other intangibles (2,476)                        (2,492)                        (2,499)                        (2,514)                        (2,546)
Unrealized gains (429)                           (82)                              (375)                           (470)                           (314)
Qualifying trust preferred securities 60                               60                               810                             2,248                         2,763
Other (17)                              19                               33                               38                               11
Tier I capital 12,764                       12,094                       11,685                       12,503                       13,965
Less: Preferred stock (1,331)                        (1,034)                        (398)                           (398)                           (3,654)
Qualifying trust preferred securities (60)                              (60)                              (810)                           (2,248)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (1)                                (37)                              (48)                              (50)                              (30)
Tier I common equity (a) 11,372                       10,963                       10,429                       9,807                         7,518
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 117,878                     115,969                     109,301                     104,219                     100,561
Ratio:
Tier I common equity (a) / (b) 9.65% 9.45% 9.54% 9.41% 7.48%
For the Year Ended
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